                                                                     EXHIBIT 2.2


            THIS AGREEMENT made as of the 10th day of April, 1997 is made

BETWEEN

            DAVID EDWARDS, PATRICIA EDWARDS AND THE EDWARDS CHILDREN'S TRUST

            (hereinafter collectively called the "Edwards")

AND

            RESI CORP.

            (hereinafter called "Resi")

AND

            EGYPTIAN ARABIANS INC.

            (hereinafter called "Egyptian")


WHEREAS it is intended that pursuant to agreements of purchase and sale dated as of April 10, 1997 between each of the Edwards and Resi, Edwards will agree to sell and Resi will agree to purchase certain shares in the capital stock of 622291 Ontario Limited (the "622291 Shares") on the terms and conditions as set out in the agreements of purchase and sale, copies of which are attached hereto as Schedule "A" (the "Resi Transaction");

AND WHEREAS it is intended that pursuant to an agreement of purchase and sale dated as of April 10, 1997 between Resi and Egyptian, Resi will agree to sell and Egyptian will agree to purchase the 622291 Shares in consideration of the issuance of l,000 common shares in the capital stock of Egyptian (the "Egyptian Shares") to Resi and on such other terms and conditions as set out in the agreement of purchase and sale, a copy of which is attached hereto as Schedule "B" (the "Egyptian Transaction");

AND WHEREAS it is intended that Resi will agree to sell and Mercristo Developments Inc. will agree to purchase the Egyptian Shares in consideration of the issuance of 8,450,000 common shares in the capital stock of Mercristo Developments Inc. to Resi (the "Mercristo Transaction");

AND WHEREAS it is intended that the Mercristo Transaction shall close in escrow pending fulfillment of the following conditions: acceptance of the common shares in the capital stock of Mercristo Developments Inc. for trading on NASDAQ; registration of Mercristo

Developments Inc. with the Securities Exchange Commission; and any other conditions as may be agreed to between the parties (the "Escrow Conditions");

AND WHEREAS it is intended that the Resi Transaction, the Egyptian Transaction and the Mercristo Transaction are interrelated and that the parties intend that no Transaction shall be finally completed unless all Transactions are finally completed;

NOW THEREFORE in consideration of the premises and of the covenants contained herein, the sum of $1 paid by each of the parties to the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. The Resi Transaction and the Egyptian Transaction shall close in escrow on April 10, 1997, pending satisfaction of the parties that the Escrow Conditions will be fulfilled. Until such time, it is the intention of the parties that all documentation and payments relating to the Resi Transaction and the Egyptian Transaction shall not be delivered to the other parties entitled thereto but shall remain in the possession of the solicitors for the parties, Gowling Strathy & Henderson (the "Escrow Agent"). The parties agree that if they are satisfied that the Escrow Conditions will be fulfilled, they shall provide a joint written direction to the Escrow Agent that all documentation and payments relating to the Resi Transaction and the Egyptian Transaction shall be delivered to the parties entitled thereto so that the escrow shall be lifted and the Transactions shall be finally closed. The parties agree that if they are not satisfied that the Escrow Conditions will be fulfilled, they shall provide a joint written direction to the Escrow Agent that all documentation and payments relating to the Resi Transaction and the Egyptian Transaction be returned to the parties who executed the same so that the Transactions shall be null and void. Until such time as the written direction to the Escrow Agent shall be made, the Edwards shall continue to be treated as owning the 622291 Shares but, if the escrow is lifted and the Transactions are finally closed, the Edwards shall be treated as owning the 622291 Shares in trust for Egyptian during the period of escrow.

2. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and the parties hereto agree to provide such further documents or instructions required by the other partes as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

3.  This Agreement will be governed by the laws of the Province of Ontario.

4. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

5. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

In Witness Whereof the parties hereto have executed this agreement.

Signed in the presence of


/s/ S. Murphy                        /s/ David Edwards
--------------------                 --------------------
                                     DAVID EDWARDS


/s/ S. Murphy                        /s/ P. Edwards
--------------------                 ---------------------
                                     PATRICIA EDWARDS


                                     THE EDWARDS CHILDREN'S TRUST


/s/ S. Murphy                        /s/ David Edwards
--------------------                 ------------------
                                     DAVID EDWARDS, Trustee


/s/ S. Murphy                        /s/ P. Edwards
--------------------                 --------------------
                                     PATRICIA EDWARDS, Trustee


                                     RESI CORP.


                                     /s/ David Edwards
                                     --------------------
                                     Name:  David Edwards
                                     Title:  President


                                     EGYPTIAN ARABIANS INC.


                                     /s/ David Edwards
                                     ------------------
                                     Name:  David Edwards
                                     Title:  President

                                  Schedule "A"

            MEMORANDUM OF AGREEMENT made as of this 10th day of April, 1997

BETWEEN:

            DAVID EDWARDS

            (herein called the "Vendor")

                                                              OF THE FIRST PART,

AND:

            RESI CORP.

            (herein called the "Purchaser")

                                                            OF THE SECOND PART.


    WHEREAS the Vendor is the owner of the shares in the capital stock of 622291 Ontario Limited more particularly described in Schedule "A" hereto (herein called the "Shares").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Shares.


NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all his right, title and interest in and to the Shares to the Purchaser free and clear of all claims, liens and encumbrances whatsoever. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Shares for a total consideration of $1,520,000 payable by the issuance of a promissory note by the Purchaser in favour of the Vendor as set out in Schedule "B" hereto. The Vendor and the Purchaser agree that the consideration shall be allocated among the Shares in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants, represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) he is the registered and beneficial owner of the said Share; and
    (b) on the date of closing he will be a resident of Canada.

3.  The closing date of this Agreement shall be the date hereof.

4. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

5.  This Agreement will be governed by the laws of the Province of Ontario.

6. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators successors and assigns.

    In Witness Whereof the Vendor has hereunto affixed his hand and seal on his own behalf and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf, as of the day and year first above written.

/s/ S. Murphy                        /s/ David Edwards
--------------------------------     ---------------------------------
Witness as to the signature of       DAVID EDWARDS
David Edwards


                                     RESI CORP.


                                     per: /s/ David Edwards        c/s
                                         --------------------------
                                     Name: David Edwards
                                     Title: President

                                  Schedule "A"


The following shares in the capital stock of 622291 Ontario Limited:

Shares                      Allocation of consideration
------                      ---------------------------

40 Class B                  $        0
20,000 First Preferred      $  200,000
152,000 Second Preferred    $1,320,000
100 Third Preferred         $        0

                                  Schedule "B"

                             DEMAND PROMISSORY NOTE


    FOR VALUE RECEIVED, Resi Corp. (the "Debtor") hereby unconditionally promises to pay to or to the order of David Edwards (the "Creditor"), on April l, 2007, at Ottawa, Ontario the sum of $1,520,000 and to pay interest from the date of this Promissory Note on the said sum or the amount from time to time remaining unpaid at the rate per annum described below, calculated and payable on the 1st day of April in each year, both before and after demand, default and judgment and to pay on demand interest on overdue interest at the rate described below compounded on each date for the payment of interest on this Promissory Note before and after judgment.

    The interest rate per annum shall be such rate as may be chosen by the Creditor in the absolute discretion of the Creditor based upon the financial performance of the Debtor in the immediately preceding year but shall not exceed the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter in any particular year. For greater certainty, the interest rate in effect for the period commencing the date of this Promissory Note to March 31, 1998 shall not exceed 7% per annum which is the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter of 1997.

    The principal of and interest on this Promissory Note shall be paid in Canadian dollars without set-off or counterclaim.

    The principal, or any portion thereof, of this Promissory Note may be paid at the option of the Debtor without notice or penalty at any time or from time to time.

    The Debtor waives presentment, protest and notice of any kind in the enforcement of this Promissory Note.

    DATED at Ottawa, Ontario this 10th day of April, 1997.

                                    RESI CORP.


                                    per:                        c/s
                                        ------------------------
                                    Name: David Edwards
                                    Title: President

            MEMORANDUM OF AGREEMENT made as of this 10th day of April, 1997

BETWEEN:



            PATRICIA EDWARDS

            (herein called the "Vendor")

                                                              OF THE FIRST PART,

AND:

            RESI CORP.

            (herein called the "Purchaser")


                                                             OF THE SECOND PART.


    WHEREAS the Vendor is the owner of the shares in the capital stock of 622291 Ontario Limited more particularly described in Schedule "A" hereto (herein called the "Shares").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Shares.


NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all her right, title and interest in and to the Shares to the Purchaser free and clear of all claims, liens and encumbrances whatsoever. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Shares for a total consideration of $660,000 payable by the issuance of a promissory note by the Purchaser in favour of the Vendor as set out in Schedule "B" hereto. The Vendor and the Purchaser agree that the consideration shall be allocated among the Shares in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants, represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) she is the registered and beneficial owner of the said Share; and

    (b) on the date of closing she will be a resident of Canada.

3.  The closing date of this Agreement shall be the date hereof.

4. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

5.  This Agreement will be governed by the laws of the Province of Ontario.

6. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators successors and assigns.

    In Witness Whereof the Vendor has hereunto affixed her hand and seal on her own behalf and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf, as of the day and year first above written.

/s/ S. Murphy                        /s/ P. Edwards
--------------------------------     -------------------------------
Witness as to the signature of       PATRICIA EDWARDS
Patricia Edwards


                                     RESI CORP.


                                     per: /s/ David Edwards         c/s
                                         ---------------------------
                                     Name: David Edwards
                                     Title: President

                                  Schedule "A"


The following shares in the capital stock of 622291 Ontario Limited:

Shares                      Allocation of consideration
------                      ---------------------------

20 Class A                           $0
76,000 First Preferred               $660,000

                                  Schedule "B"

                             DEMAND PROMISSORY NOTE


    FOR VALUE RECEIVED, Resi Corp. (the "Debtor") hereby unconditionally promises to pay to or to the order of Patricia Edwards (the "Creditor"), on April 1, 2007, at Ottawa, Ontario the sum of $660,000 and to pay interest from the date of this Promissory Note on the said sum or the amount from time to time remaining unpaid at the rate per annum described below, calculated and payable on the 1st day of April in each year, both before and after demand, default and judgment and to pay on demand interest on overdue interest at the rate described below compounded on each date for the payment of interest on this Promissory Note before and after judgment.

    The interest rate per annum shall be such rate as may be chosen by the Creditor in the absolute discretion of the Creditor based upon the financial performance of the Debtor in the immediately preceding year but shall not exceed the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter in any particular year. For greater certainty, the interest rate in effect for the period commencing the date of this Promissory Note to March 31, 1998 shall not exceed 7% per annum which is the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter of 1997.

    The principal of and interest on this Promissory Note shall be paid in Canadian dollars without set-off or counterclaim.

    The principal, or any portion thereof, of this Promissory Note may be paid at the option of the Debtor without notice or penalty at any time or from time to time.

    The Debtor waives presentment, protest and notice of any kind in the enforcement of this Promissory Note.

    DATED at Ottawa, Ontario this 10th day of April, 1997.


                                    RESI CORP.


                                    per:                        c/s
                                        ------------------------
                                    Name: David Edwards
                                    Title: President

            MEMORANDUM OF AGREEMENT made as of this 10th day of April, 1997

BETWEEN:

            THE EDWARDS CHILDREN'S TRUST, BY ITS TRUSTEES DAVID EDWARDS AND PATRICIA EDWARDS

            (herein called the "Vendor")

                                                              OF THE FIRST PART,

AND:

            RESI CORP.

            (herein called the "Purchaser")

                                                             OF THE SECOND PART.


    WHEREAS the Vendor is the owner of the shares in the capital stock of 622291 Ontario Limited more particularly described in Schedule "A" hereto (herein called the "Shares").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Shares.


NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all its right, title and interest in and to the Shares to the Purchaser free and clear of all claims, liens and encumbrances whatsoever. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Shares for a total consideration of $1,320,000 payable by the issuance of a promissory note by the Purchaser in favour of the Vendor as set out in Schedule "B" hereto. The Vendor and the Purchaser agree that the consideration shall be allocated among the Shares in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants. represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) it is the registered and beneficial owner of the said Share; and
    (b) on the date of closing it will be a resident of Canada.

3.  The closing date of this Agreement shall be the date hereof.

4. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

5.  This Agreement will be governed by the laws of the Province of Ontario.

6. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators successors and assigns.

    In Witness Whereof each of the Trustees of the Vendor has hereunto affixed his or her hand and seal on his or her own behalf and the Vendor, and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf, as of the day and year first above written.

                                     THE EDWARDS CHILDREN'S TRUST

/s/ S. Murphy                        /s/ David Edwards
--------------------------------     ------------------------------
Witness as to the signature of       DAVID EDWARDS, Trustee
David Edwards

/s/ S. Murphy                        /s/ P. Edwards
--------------------------------     ------------------------------
Witness as to the signature of       PATRICIA EDWARDS, Trustee
Patricia Edwards


                                     RESI CORP.


                                     per: /s/ David Edwards     c/s
                                         -----------------------
                                     Name: David Edwards
                                     Title: President

                                  Schedule "A"


The following shares in the capital stock of 622291 Ontario Limited:

Shares                      Allocation of Consideration
------                      ---------------------------

40 Class C                          $        0
152,000 Second Preferred            $1,320,000

                                  Schedule "B"

                             DEMAND PROMISSORY NOTE


    FOR VALUE RECEIVED, Resi Corp. (the "Debtor") hereby unconditionally promises to pay to or to the order of The Edwards Children's Trust (the "Creditor"), on April 1, 2007, at Ottawa, Ontario the sum of $1,320,000 and to pay interest from the date of this Promissory Note on the said sum or the amount from time to time remaining unpaid at the rate per annum described below, calculated and payable on the 1st day of April in each year, both before and after demand, default and judgment and to pay on demand interest on overdue interest at the rate described below compounded on each date for the payment of interest on this Promissory Note before and after judgment.

    The interest rate per annum shall be such rate as may be chosen by the Creditor in the absolute discretion of the Creditor based upon the financial performance of the Debtor in the immediately preceding year but shall not exceed the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter in any particular year. For greater certainty, the interest rate in effect for the period commencing the date of this Promissory Note to March 31, 1998 shall not exceed 7% per annum which is the rate prescribed by Revenue Canada on overdue income taxes and other arrears for the second calendar quarter of 1997.

    The principal of and interest on this Promissory Note shall be paid in Canadian dollars without set-off or counterclaim.

    The principal, or any portion thereof, of this Promissory Note may be paid at the option of the Debtor without notice or penalty at any time or from time to time.

    The Debtor waives presentment, protest and notice of any kind in the enforcement of this Promissory Note.

    DATED at Ottawa, Ontario this 10th day of April, 1997.


                                    RESI CORP.


                                    per:                        c/s
                                        ------------------------
                                    Name: David Edwards
                                    Title: President

                                 Schedule "B"

            MEMORANDUM OF AGREEMENT made as of this 10th day of April, 1997

BETWEEN:

            RESI CORP.

            (herein called the "Vendor")

                                                              OF THE FIRST PART,

AND:

            EGYPTIAN ARABIANS INC.

            (herein called the "Purchaser")

                                                             OF THE SECOND PART.


    WHEREAS the Vendor is the owner of the shares in the capital stock of 622291 Ontario Limited more particularly described in Schedule "A" hereto (herein called the "Shares").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Shares.


NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all its right, title and interest in and to the Shares to the Purchaser free and clear of all claims, liens and encumbrances whatsoever. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Shares for a total consideration of $3,500,000 payable by the allotment and issue to the Vendor of 1,000 Common Shares in the capital stock of the Purchaser, which Common Shares shall be issued with an aggregate stated capital of $3,500,000. The Vendor and the Purchaser agree that the consideration shall be allocated among the Assets in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants, represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) it is the registered and beneficial owner of the said Shares; and
    (b) on the date of closing it will be a resident of Canada.

3.  The closing date of this Agreement shall be the date hereof.

4. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

5.  This Agreement will be governed by the laws of the Province of Ontario.

6. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

    In Witness Whereof each of the Vendor and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf as of the day and year first above Written.

                                    RESI CORP.


                                    per: /s/ David Edwards      c/s
                                        ------------------------
                                    Name: David Edwards
                                    Title: President


                                    EGYPTIAN ARABIANS INC.


                                    per: /s/ David Edwards      c/s
                                        ------------------------
                                    Name: David Edwards
                                    Title: President

                                  Schedule "A"


The following shares in the capital stock of 622291 Ontario Limited:

Shares                      Allocation of Consideration
------                      ---------------------------

20 Class A                  $        0
40 Class B                  $        0
40 Class C                  $        0
20,000 First Preferred      $  200,000
380,000 Second Preferred    $3,300,000
100 Third Preferred         $        0

            THIS AGREEMENT made as of the 10th day of April, 1997, is made

BETWEEN

            E.S.I. HOLDINGS LIMITED

            (hereinafter called "Holdings")

AND

            E.S.I. SECURITIES INC.

            (hereinafter called "Securities")

AND

            622291 ONTARIO LIMITED

            (hereinafter called "622291")

WHEREAS it is intended that pursuant to an agreement of purchase and sale dated as of April 10, 1997 between Holdings and Securities, Holdings will agree to sell and Securities will agree to purchase certain land known municipally as 240 Argyle Avenue, Ottawa, Ontario (the "Land") on the terms and conditions as set out in the agreement of purchase and sale, a copy of which is attached hereto as Schedule "A" (the "Securities Transaction");

AND WHEREAS it is intended that pursuant to an agreement of purchase and sale dated as of April 10, 1997 between Securities and 622291, Securities will agree to sell and 622291 will agree to purchase the Land on the terms and conditions as set out in the agreement of purchase and sale, a copy of which is attached hereto as Schedule "B" (the "622291 Transaction");

AND WHEREAS it is intended that the Securities Transaction and the 622291 Transaction shall take place prior to (i) the sale of shares in the capital stock of 622291 from David Edwards, Patricia Edwards and The Edwards Children's Trust to Resi Corp. and from Resi Corp. to Egyptian Arabians Inc. (the "Edwards Reorganization") and (ii) the sale of shares in the capital stock of Egyptian Arabians Inc. from Resi Corp. to Mercristo Developments Inc. (the "Mercristo Transaction");

AND WHEREAS it is intended that the Mercristo Transaction shall close in escrow pending fulfillment of the following conditions: acceptance of the common shares in the capital stock of Mercristo Developments Inc. for trading on NASDAQ; registration of Mercristo Developments Inc. with the Securities Exchange Commission; and any other conditions as may be agreed to between the parties (the "Escrow Conditions");

AND WHEREAS it is intended that the Securities Transaction, the 622291 Transaction, the Edwards Reorganization and the Mercristo Transaction are interrelated and that the parties intend that no Transaction shall be finally completed unless all Transactions are finally completed;

NOW THEREFORE in consideration of the premises and of the covenants contained herein, the sum of $1 paid by each of the parties to the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. The Securities Transaction and the 622291 Transaction shall close in escrow on April 10, 1997, pending satisfaction of the parties that the Escrow Conditions will be fulfilled. Until such time, it is the intention of the parties that all documentation and payments relating to the Securities Transaction and the 622291 Transaction shall not be delivered to the other parties entitled thereto but shall remain in the possession of the solicitors for the parties, Gowling Strathy & Henderson (the "Escrow Agent"). The parties agree that if they are satisfied that the Escrow Conditions will be fulfilled, they shall provide a joint written direction to the Escrow Agent that all documentation and payments relating to the Securities Transaction and the 622291 Transaction shall be delivered to the parties entitled thereto so that the escrow shall be lifted and the Transactions shall be finally closed. The parties agree that if they are not satisfied that the Escrow Conditions will be fulfilled, they shall provide a joint written direction to the Escrow Agent that all documentation and payments relating to the Securities Transaction and the 622191 Transaction be returned to the parties who executed the same so that the Transactions shall be null and void. Until such time as the written direction to the Escrow Agent shall be made, Holdings shall continue to be treated as owning the Land but, if the escrow is lifted and the Transactions are finally closed, Holdings shall be treated as owning the Land in trust for 622291 during the period of escrow.

2. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and the parties hereto agree to provide such further documents or instructions required by the other parties as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

3.  This Agreement will be governed by the laws of the Province of Ontario.

4. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

5. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their successors and assigns.

In Witness Whereof the parties hereto have executed this agreement.

                                    E.S.I. HOLDINGS LIMITED

                                    /s/ David Edwards
                                    ------------------------------------
                                    Name: David Edwards
                                    Title: President


                                    EDWARDS SECURITIES INC.

                                    /s/ David Frederick Johnson
                                    ------------------------------------
                                    Name: David Frederick Johnson
                                    Title: President


                                    622291 ONTARIO LIMITED

                                    /s/ David Edwards
                                    ------------------------------------
                                    Name: David Edwards
                                    Title: President

                                  Schedule "A"

            MEMORANDUM OF AGREEMENT made this 10th day of April, 1997.

BETWEEN:

            E.S.I. HOLDINGS LIMITED

            (herein called the "Vendor")

                                                            OF THE FIRST PART,

AND:

            EDWARDS SECURITIES INC.

            (herein called the "Purchaser")

                                                             OF THE SECOND PART.


    WHEREAS the Vendor is the owner of certain assets more particularly described in Schedule "A" hereto (herein called the "Assets").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Assets for a price that represents the current fair market value of such Assets.

    AND WHEREAS the parties intend that subsection 85(1) of the Income Tax Act (Canada) shall apply to the transfer of the said Assets by the Vendor to the Purchaser, as is more fully set out in this Agreement.

    NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all its right, title and interest in and to the Assets to the Purchaser free and clear of all claims, liens and encumbrances whatsoever, except for those specifically assumed by the Purchaser as described herein. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Assets of the Vendor for a total consideration of $550,000, payable as to the sum of $436,850 by the assumption of the mortgages more particularly described in Schedule "B" hereto and, as to the sum of $113,150 by the allotment and issue to the Vendor of 113,150 First Preferred Shares in the capital stock of the Purchaser (having a redemption value of $1 per share), which First Preferred Shares shall be issued with an aggregate stated capital of $113,150. The Vendor and the Purchaser agree that the consideration shall be allocated among the Assets in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants, represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) it is the registered and beneficial owner of the said Assets; and

    (b) on the date of closing it will be a resident of Canada.

3. The parties intend that subsection 85(1) of the Income Tax Act (Canada) shall apply to the transfer of the Assets and consequently the Vendor and Purchaser agree to elect that the said Assets are transferred for purposes of the said Act as set out in Schedule "C" hereto.

4. The parties agree to execute and file all necessary documents to give effect to the election referred to in paragraph 3 hereof on or before December 31, 1997.

5. It being the intention of the parties hereto that the purchase price herein provided for shall be the fair market value at the date of this Agreement of the Assets herein being purchased and sold, the Vendor and Purchaser agree that if a different value is determined or assumed, upon assessment or reassessment of either the Vendor or Purchaser under the Income Tax Act (Canada) or upon agreement with officials of Revenue Canada, Taxation or upon agreement between the Vendor and Purchaser (with or without agreement of officials of Revenue Canada, Taxation) then the value so determined or assumed, either after objection or appeal or by agreement with officials of Revenue Canada, Taxation or by agreement between the Vendor and Purchaser (with or without agreement of officials of Revenue Canada, Taxation), shall be deemed to be the value assigned to the Assets under the Agreement, and the purchase price shall be adjusted accordingly and retroactively, nunc pro tunc, to the date of the Agreement. The Vendor and Purchaser further agree to pay such additional sum or to refund such part of the consideration paid herein as the circumstances may require. The provisions of this paragraph shall apply to the securities issued by the Purchaser in consideration for the sale of the Assets to the Purchaser. For greater certainty, for purposes of paragraph 5 and paragraph 6 of this Agreement the parties hereto further agree that if Revenue Canada, Taxation invokes the use of Section 85(1)(e.2) and if as a result a different value or adjusted cost base is determined or assumed, upon assessment or reassessment, or upon agreement with officials of Revenue Canada, Taxation, then the provisions set out in paragraph 5 and paragraph 6 of this Agreement shall apply as the circumstances may require.

6. The parties hereto further agree that if a different cost amount than the amount set out in Schedule "C" of this Agreement is determined or assumed upon assessment or reassessment of either the Vendor or Purchaser under the Income Tax Act (Canada) or upon agreement with officials of Revenue Canada, Taxation or upon agreement between the Vendor and Purchaser (with or without agreement of officials of Revenue Canada, Taxation) then the cost amount so determined or assumed, either after objection or appeal or by agreement with officials of Revenue Canada, Taxation or by agreement between the Vendor and Purchaser (with or without agreement of officials of Revenue Canada, Taxation), shall be deemed to be the cost amount assigned to the Assets under this Agreement, and the allocation of the consideration given for the Assets shall be adjusted accordingly and retroactively, nunc pro tunc, to the date of the Agreement. The Vendor and Purchaser further agree to pay such additional sum or refund such part of the consideration paid herein as the circumstances may require.

7.  The closing date of this Agreement shall be the date hereof.

8. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

9.  This Agreement will be governed by the laws of the Province of Ontario.

10. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

    In Witness Whereof each of the Vendor and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf, the day and year first above written.

                                    E.S.I. HOLDINGS LIMITED


                                    per: /s/ David Edwards           c/s
                                        -----------------------------
                                    Name: David Edwards
                                    Title: President


                                    EDWARDS SECURITIES INC.


                                    per: /s/ David Frederick Johnson c/s
                                        -----------------------------
                                    Name: David Frederick Johnson
                                    Title: President

                                  Schedule "A"

                                     Assets


Land, and the building located thereon, known municipally as 240 Argyle Avenue, Ottawa, Ontario and more particularly described as Lot 14, south side of Argyle Avenue, Registered Plan 30 in the City of Ottawa, in the Regional Municipality of Ottawa-Carleton, Registry Office for the Land Registry Division of Ottawa Carleton (No. 4).

Allocation of consideration:

Land            $313,000
Building        $237,000

                                  Schedule "B"

                                   Mortgages


A mortgage in favour of Counsel Trust Company in the principal amount of $450,000 registered as Instrument No. N455401 on September 6, 1988, which mortgage was assigned to Sun Life (the "Sun Life Mortgage"). The current balance outstanding on the mortgage is $351,850.

A mortgage in favour of Michael Nurse in the principal amount of $85,000 registered as Instrument No. N741420 on May 17, 1996 (the "Nurse Mortgage"). The current balance outstanding on the mortgage is $85,000.

                                  Schedule "C"



         Assets                Adjusted       Estimated         Elected                  Consideration Received Therefor
                             Cost Base to    Fair Market    Transfer Price
                              the Vendor        Value           for Tax
                                                               Purposes**
                                                                                 Mortgages      Share Consideration       Stated
                                                                                  Assumed                              Capital of
                                                                                                                          Shares
                                                                                                                         Received
------------------------------------------------------------------------------------------------------------------------------------

Land described in Schedule        $191,000        $313,000          $199,850  The Sun Life      113,150 First               $113,150
 "A" hereto                                                                   Mortgage          Preferred Shares in
                                                                              $351,850          the capital stock
Building described in             $237,000        $237,000          $237,000                    of the Purchaser
 Schedule "A" hereto                                                          The Nurse
                                                                              Mortgage $85,00
------------------------------------------------------------------------------------------------------------------------------------


                          * undepreciated capital cost
               ** subject to paragraphs 5 and 6 of this Agreement

                                  Schedule "B"

            MEMORANDUM OF AGREEMENT made this 10th day of April, 1997.

BETWEEN:

            EDWARDS SECURITIES INC.

            (herein called the "Vendor")

                                                              OF THE FIRST PART,

AND:

            622291 ONTARIO LIMITED

            (herein called the "Purchaser")

                                                            OF THE SECOND PART.


    WHEREAS the Vendor is the owner of certain assets more particularly described in Schedule "A" hereto (herein called the "Assets").

    AND WHEREAS the Vendor desires to sell to the Purchaser and the Purchaser desires to purchase from the Vendor all of the Vendor's right, title and interest in the Assets for a price that represents the current fair market value of such Assets.

    NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Subject to the terms and conditions herein contained, the Vendor agrees to sell, assign, deliver and convey, or cause to be sold, assigned, delivered and conveyed, all its right, title and interest in and to the Assets to the Purchaser free and clear of all claims, liens and encumbrances whatsoever, except for those specifically assumed by the Purchaser as described herein. The Purchaser, in specific reliance on each and every representation and warranty of the Vendor herein contained, agrees to purchase the said Assets of the Vendor for a total consideration of $550,000, payable as to the sum of $436,850 by the assumption of the mortgages more particularly described in Schedule "B" hereto and, as to the sum of $113,150 by cash. The Vendor and the Purchaser agree that the consideration shall be allocated among the Assets in accordance with the allocation set out in Schedule "A" hereto.

2. The Vendor hereby covenants, represents and warrants with and to the Purchaser that as at the date of this Agreement:

    (a) it is the registered and beneficial owner of the said Assets; and

    (b) on the date of closing it will be a resident of Canada.

3.  The closing date of this Agreement shall be the date hereof.

4. The parties hereto agree that each shall with reasonable diligence proceed to take all action to do all things and provide reasonable assurances as may be required to consummate the transaction contemplated herein, and both parties hereto agree to provide such further documents or instructions required by the other party as may be necessary to effect the purpose of this Agreement and carry out its provisions, whether prior to or after closing.

5.  This Agreement will be governed by the laws of the Province of Ontario.

6. This Agreement represents the entire understanding of the parties and no modifications thereof or additions thereto will be binding unless in writing, having direct reference to this Agreement and executed by all the parties.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

    In Witness Whereof each of the Vendor and the Purchaser has hereunto affixed its corporate seal under the hand of its proper officer in that behalf, the day and year first above written.

                              EDWARDS SECURITIES INC.


                              per: /s David Frederick Johnson   c/s
                                  ------------------------------
                              Name: David Frederick Johnson
                              Title: President


                              622291 ONTARIO LIMITED

                              per: /s/ David Edwards            c/s
                                  ------------------------------
                              Name: David Edwards
                              Title: President

                                  Schedule "A"

                                     Assets


Land, and the building located thereon, known municipally as 240 Argyle Avenue, Ottawa, Ontario and more particularly described as Lot 14, south side of Argyle Avenue, Registered Plan 30 in the City of Ottawa, in the Regional Municipality of Ottawa-Carleton, Registry Office for the Land Registry Division of Ottawa Carleton (No. 4).

Allocation of consideration:

Land       $313,000
Building   $237,000

                                  Schedule "B"

                                   Mortgages


A mortgage in favour of Counsel Trust Company in the principal amount of $450,000 registered as Instrument No. N455401 on September 6, 1988, which mortgage was assigned to Sun Life (the "Sun Life Mortgage"). The current balance outstanding on the mortgage is $351,850.

A mortgage in favour of Michael Nurse in the principal amount of $85,000 registered as Instrument No. N741420 on May 17, 1996 (the "Nurse Mortgage"). The current balance outstanding on the mortgage is $85,000.